VOYAGEUR MUTUAL FUNDS III
Delaware Select Growth Fund
(the “Fund”)

Supplement to the Fund’s Statement of Additional Information
dated August 28, 2009

On November 18, 2009, the Board of Trustees of Voyageur Mutual Funds III unanimously voted to approve changes related to the Fund’s investment strategy in foreign securities. These changes will be effective 60 days after the date of this Supplement.

The following replaces the first paragraph in the section entitled, “Investment Strategies and Risks – Depositary Receipts”:

Depositary Receipts
     Delaware Select Growth Fund and Delaware Large Cap Core Fund may invest up to 20% and 10%, respectively, of its respective total assets in foreign securities, 20% and 10%, respectively, of which may be invested in emerging markets. Foreign securities may include American depositary receipts and global depositary receipts. There are substantial and different risks involved in investing in foreign securities. An investor should consider these risks carefully. For example, there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign companies are not subject to uniform audit and financial reporting standards, practices, and requirements comparable to those in the U.S.

Please keep this Supplement for future reference.

This Supplement is dated November 20, 2009.